UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934 Date of Report (Date of
                     earliest event reported): July 24, 2006

                             SBD International Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           Nevada                  001-32528                 20-4357915
           ------                  ---------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)

                6464 N W 5th Court, Ft. Lauderdale, Florida 33039
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                         (954) 489-2961 fax 954 489-2962
                         -------------------------------
              (Registrant's telephone number, including area code)

                                 Former Address
                                 --------------
                (2534 N Miami Ave, Miami Fl 33127 (305-573-9339)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

         SBD International Inc (SBDN) has ended its relationship with it auditor and SBDN effective July 24, 2006. (The "Company") is filing this Form 8-K (the "Form 8-K"), with the Securities and Exchange Commission (the "SEC") on September 29, 2006.



































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

Item 4.01.

Changes in Registrant's Certifying Accountant

Bagell Josephs & Company LLC, auditor for SBD International, Inc (OTCBB: SBDN), (previously Site Works Building & Development Co.), has resigned as Auditor for the company effective July 24, 2006.

The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles.

SBD International Inc is awaiting Bagells Josephs, letter addressed to the SEC stating whether is agrees with the statements contained herein and if not stating the respects in which it does not agree.

The resignation of Bagell Josephs & Company LLC was accepted by the board of directors or an audit or similar committee of the board of directors; and

There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection the period 2002 and 2003 and any subsequent period preceding the date of the dismissal.

SBD International expects to retain new auditors in the immediate future to audit the 2006 and statements and to review the quarterly filings starting with the June 30, quarterly filing.

SBDN is responsible for the adequacy and accuracy of disclosure in this filing, and SEC staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing and SBDN may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Statements contained in this filing that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the current views of management with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected, or described pursuant to similar expressions.

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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 4, 2006

                                    SITEWORKS BUILDING & DEVELOPMENT CO.


                                    By:     /s/ C. Michael Nurse
                                            -------------------------------
                                    Name:   C. Michael Nurse
                                    Title:  Chief Executive Officer




























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